Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of CHINA BIOPHARMA, INC. (the “Company”) on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date here of (the “report”), the undersigned, Peter Z. Wang, Chief Executive Officer, and Chunhui Shu, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2009.	By:	/s/ Peter Z. Wang
Peter Z. Wang
Chief Executive Officer

Date: March 30, 2009.	By:	/s/ Chunhui Shu
Chunhui Shu
Chief Financial Officer